Exhibit 10.75

EXHIBIT B TO

CREDIT AGREEMENT

TERM NOTE A

$10,000,000	October [ ], 2004

FOR VALUE RECEIVED, SUNLINK HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Ohio, SUNLINK HEALTHCARE LLC, a limited liability company organized under the laws of the State of Georgia, DEXTER HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, CLANTON HOSPITAL, LLC, a limited liability company organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC., a corporation organized under the laws of the State of Georgia, SOUTHERN HEALTH CORPORATION OF HOUSTON, INC., a corporation organized under the laws of the State of Georgia, HEALTHMONT, INC., a corporation organized under the laws of the State of Delaware, HEALTHMONT OF GEORGIA, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT OF MISSOURI, INC., a corporation organized under the laws of the State of Tennessee, HEALTHMONT, LLC, a limited liability company organized under the laws of the State of Georgia, HEALTHMONT OF MISSOURI, LLC, a limited liability company organized under the laws of the State of Georgia, SUNLINK SERVICES, INC., a corporation organized under the laws of the State of Georgia, OPTIMA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Georgia, and KRUG PROPERTIES, INC., a corporation organized under the laws of the State of Ohio, hereby jointly and severally promise to pay to the order of RESIDENTIAL FUNDING CORPORATION (the “Lender”) in accordance with the provisions of the Credit Agreement, in lawful money of the United States of America in Immediately Available Funds (as such term, and each other capitalized term used herein but not defined herein, are defined in the Credit Agreement hereinafter referred to) the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) and to pay principal and interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates, times and in the amounts set forth in the Credit Agreement.

This note is the Term Note A referred to in the Credit Agreement dated as of October [    ], 2004 (as the same may hereafter be from time to time amended, restated or otherwise modified, the “Credit Agreement”) between the undersigned and the Lender. This note is secured, it is subject to certain mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

Each of the undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature pages follow]

SUNLINK HEALTH SYSTEMS, INC. As a Borrower and Borrowers’ Agent

By	/s/ Mark J. Stockslager

Title

SUNLINK HEALTHCARE, LLC As a Borrower
By its Sole Member SunLink Health Systems, Inc.

By	/s/ Mark J. Stockslager

Title

DEXTER HOSPITAL, LLC As a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

	By	/s/ Mark J. Stockslager

Title

CLANTON HOSPITAL, LLC As a Borrower
By its Sole Member SunLink Healthcare, LLC

By its Sole Member SunLink Health Systems, Inc.

	By	/s/ Mark J. Stockslager

Title

SOUTHERN HEALTH CORPORATION OF ELLIJAY, INC. As a Borrower

By	/s/ Mark J. Stockslager

Title

SOUTHERN HEALTH CORPORATION OF DAHLONEGA, INC. As a Borrower

By	/s/ Mark J. Stockslager

Title

[Signature Page 1 to Term Note A]

SOUTHERN HEALTH CORPORATION OF HOUSTON, INC. As a Borrower

By	/s/ Mark J. Stockslager

Title

HEALTHMONT, INC. As a Borrower

By	/s/ Mark J. Stockslager

Title

HEALTHMONT OF GEORGIA, INC. As a Borrower

By	/s/ Mark J. Stockslager

Title

HEALTHMONT OF MISSOURI, INC. As a Borrower

By	/s/ Mark J. Stockslager

Title

HEALTHMONT, LLC As a Borrower
By its Sole Member SunLink Health Systems, Inc.

By	/s/ Mark J. Stockslager

Title

HEALTHMONT OF MISSOURI, LLC As a Borrower
By its Sole Member Healthmont, LLC

By its Sole Member SunLink Health Systems, Inc.

	By	/s/ Mark J. Stockslager

Title

[Signature Page 2 to Term Note A]

SUNLINK SERVICES, INC. As a Borrower

`	By	/s/ Mark J. Stockslager

Title

OPTIMA HEALTHCARE CORPORATION As a Borrower

	By	/s/ Mark J. Stockslager

Title

KRUG PROPERTIES, INC. As a Borrower

	By	/s/ Mark J. Stockslager

Title

Address for All Borrowers For Purposes of Notice: 900 Circle 75 Parkway Suite 1300 Atlanta, GA 30339 Fax: (770) 933-7010 Attention: Joseph T. Morris, Chief Financial Officer

[Signature Page 3 to Term Note A]